PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

PRIAC VARIABLE CONTRACT ACCOUNT A

Prudential Retirement Security Annuity

Prudential Retirement Security Annuity II

Supplement to Prospectuses Dated May 1, 2012

Supplement dated December 12, 2012

This Supplement should be read and retained with the current Prospectus for your Annuity. This Supplement is intended to update certain information in the Prospectus for your Annuity. If you would like another copy of the current Prospectus, please contact us at 1-877-778-2100.

At a meeting of the Board of Trustees of Advanced Series Trust (the “Trust”) held on November 13, 2012, the Trustees approved a Shareholder Services and Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for each Portfolio of the Trust (except those Portfolios discussed later in this paragraph), and recommended that each such Portfolio’s shareholders approve the Plan. A Special Meeting of Shareholders will be held on February 14, 2013 to vote on the Plan and consider certain other matters. Several Portfolios are structured as funds-of-funds, which means that they invest all or substantially all of their assets in other Trust Portfolios. These funds-of-funds Portfolios would not be covered by the Plan, and therefore, would not pay directly the 12b-1 fee. These Portfolios, however, would bear indirectly the 12b-1 fees to be paid by the Portfolios in which they invest. The following Portfolios are structured as funds-of-funds and would not be covered by the Plan: AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio and AST Preservation Asset Allocation Portfolio.

As proposed, an existing administrative services fee payable to Prudential Retirement Insurance and Annuity Company would be discontinued, and replaced with an equivalent fee under the Plan, authorizing the Portfolios covered by the Plan to compensate Prudential Annuities Distributors, Inc. (“PAD”), the Trust’s principal underwriter, for shareholder servicing and distribution expenses at the annual rate of 0.10% of the average daily net assets of the shares of each Portfolio. The fee rate under the Plan is the same as the contractual administrative services fee rate, and therefore approval of the Plan will not result in any change in contractual fee rates. However, because the effective administrative services fee rate paid by many of the Portfolios is currently less than 0.10% due to voluntary waivers, the Trust’s investment managers have agreed to contractually reduce their management fees so that all shareholders will benefit by receiving an immediate overall reduction in Portfolio fees following implementation of the Plan.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS

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